UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported)   October 1, 2003

                           EDGE PETROLEUM CORPORATION
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             (Exact name of registrant as specified in its charter)

          DELAWARE                   000-22149                 76-0511037
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 (State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)             File No.)              Identification No.)

                   1301 Travis, Suite 2000, Houston, TX 77002
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 654-8960

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         (Former name or former address, if changed since last report.)


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Item 5. Other Events.

      On September 30, 2003, Edge Petroleum Corporation closed the previously announced $9.1 million acquisition of oil and gas properties in its core South Texas area, effective as of July 1, 2003. A copy of the related press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

      (c) Exhibits.

      The following exhibits are filed herewith:
      Exhibit 99.1 Edge  Petroleum  Corporation  Press  release dated October 1,
2003.


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                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Edge Petroleum Corporation

October 1, 2003
                                            By:   /s/ Michael G. Long
                                                --------------------------------
                                                        Michael G. Long
                                                Senior Vice President and Chief
                                                Financial and Accounting Officer